1 DRAFT 04.07.2021 MID PENN BANCORP, INC. Annual Meeting of Shareholders May 9, 2023

2 Annual Meeting of Shareholders May 9, 2023 Source: Company Documents. Introduction of Board Members Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank

3 Annual Meeting of Shareholders May 9, 2023 Source: Company Documents. Robert A. Abel Board Member of Mid Penn Bancorp, Inc. Principal and Shareholder Brown Schultz Sheridan & Fritz Kimberly J. Brumbaugh Board Member of Mid Penn Bancorp, Inc. Founder & Managing Partner Brumbaugh Wealth Management, LLC Matthew G. DeSoto Board Member of Mid Penn Bancorp, Inc. President & CEO MITER Brands John E. Noone Lead Independent Director of Mid Penn Bancorp, Inc. President Shamrock Investments, LLC

4 Annual Meeting of Shareholders May 9, 2023 Source: Company Documents. Maureen M. Gathagan Board Member of Mid Penn Bancorp, Inc. Partner, Bittersweet Management, LLC and Member, Gathagan Investment Company, LP Brian A. Hudson, Sr. Board Member of Mid Penn Bancorp, Inc. Former Executive Director & CEO Pennsylvania Housing Finance Agency Robert C. Grubic Board Member of Mid Penn Bancorp, Inc. Chairman Herbert, Rowland & Grubic, Inc. Bruce A. Kiefer Board Member of Mid Penn Bancorp, Inc. Manager/Chemist, The Hershey Company and Managing Partner, Lawrence Keister & Co.

5 Annual Meeting of Shareholders May 9, 2023 Source: Company Documents. Theodore W. Mowery Board Member of Mid Penn Bancorp, Inc. Founding Partner Gunn Mowery, LLC David E. Sparks Board Member of Mid Penn Bancorp, Inc. Founder, Former Chairman & CEO First Priority Financial Corp. William A. Specht, III Board Member of Mid Penn Bancorp, Inc. President & CEO Seal Glove Manufacturing, Inc. and Ark Safety

6 Annual Meeting of Shareholders May 9, 2023 Retiring Directors Howard R. Greenawalt Retiring Board Member of Mid Penn Bancorp, Inc. Former Owner and Officer Greenawalt & Company, P.C. Gregory M. Kerwin Retiring Board Member of Mid Penn Bancorp, Inc. Senior Partner Kerwin & Kerwin, LLP Noble C. Quandel, Jr. Retiring Board Member of Mid Penn Bancorp, Inc. Executive Chair Quandel Enterprises, LLC

7 Annual Meeting of Shareholders May 9, 2023 Source: Company Documents. Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank Formal Business of the Meeting

8 Annual Meeting of Shareholders May 9, 2023 Formal Business of the Meeting The first item of business to be acted upon by shareholders at this meeting is the election of three Class A Directors to serve for a three (3) year term and/or until their successor is elected and qualified: • Robert C. Grubic • Brian A. Hudson, Sr. • John E. Noone The Board unanimously recommends shareholders vote “for” the election of each of the named nominees.

9 Annual Meeting of Shareholders May 9, 2023 Formal Business of the Meeting The second item to be acted upon by shareholders at this meeting is to approve a non- binding advisory vote on executive compensation. The Board unanimously recommends shareholders vote “for” approval of the compensation paid to our named executive officers, as described in the proxy statement.

10 Annual Meeting of Shareholders May 9, 2023 Formal Business of the Meeting The third item to be acted upon by shareholders at this meeting is to approve the Corporation’s 2023 Stock Incentive Plan. The Board unanimously recommends shareholders vote “for” approval of the Corporation’s 2023 Stock Incentive Plan.

11 Annual Meeting of Shareholders May 9, 2023 Formal Business of the Meeting The fourth item to be acted upon by shareholders at this meeting is to approve the Corporation’s 2023 Employee Stock Purchase Plan. The Board unanimously recommends shareholders vote “for” approval of the Corporation’s 2023 Employee Stock Purchase Plan.

12 Annual Meeting of Shareholders May 9, 2023 Formal Business of the Meeting The fifth item to be acted upon by shareholders at this meeting is a proposal to ratify the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2023. Although this ratification is not required by the Corporation’s Bylaws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee of the Corporation, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation. The Board unanimously recommends shareholders vote “for” ratification of the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for 2023.

13 Annual Meeting of Shareholders May 9, 2023 Source: Company Documents. Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank Management Presentation

14 Cautionary Notice Regarding Forward-Looking Statements This presentation and management’s related discussion regarding Mid Penn Bancorp, Inc. (“Mid Penn”) contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements relating to the impact Mid Penn expects its pending merger with Brunswick Bancorp (“Brunswick”) to have on the combined entity’s operations, financial condition, and financial results, and Mid Penn’s expectations about its ability to successfully integrate their respective businesses and the amount of cost savings and overall operational efficiencies Mid Penn expects to realize as a result of the acquisition. The forward-looking statements also include predictions or expectations of future business or financial performance, as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Mid Penn) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to: the risk that the Brunswick acquisition does not close or close timely; the risk that the businesses of Mid Penn and Brunswick will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the acquisition may not be fully realized or may take longer to realize than expected; disruption from the acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Mid Penn or Brunswick have business relationships; diversion of management time on merger-related issues; the reaction to the transaction of the companies’ customers, employees and counterparties; uncertainty as to the continuation and impact on Mid Penn of recent turmoil in the banking industry, and responsive measures to manage it; and other factors, many of which are beyond the control of Mid Penn. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2022, and any updates to those risk factors set forth in Mid Penn’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Mid Penn with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mid Penn or its respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Mid Penn does not undertake any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Important Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Mid Penn in connection with its pending merger acquisition of Brunswick. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Mid Penn has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Mid Penn and Brunswick and a prospectus of Mid Penn (the "Joint Proxy/Prospectus"), and Mid Penn may file with the SEC other relevant documents concerning the proposed transaction. The definitive Joint Proxy/Prospectus has been mailed to shareholders of Mid Penn and Brunswick. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY MID PENN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MID PENN, BRUNSWICK AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of the Joint Proxy/Prospectus, as well as other filings containing information about Mid Penn and Brunswick, at the SEC's website (www.sec.gov). Copies of these documents can also be obtained, free of charge, by contacting Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, attention: Investor Relations (telephone 717-692-7105); or Brunswick Bancorp, 439 Livingston Avenue, New Brunswick, New Jersey 08901,attention: David Gazerwitz, Chief Financial Officer or Nicholas Frungillo, Jr., President and CEO (telephone 732-247-5800). Forward-Looking Statements / Non-GAAP Disclosures

15 Experienced Management Team Source: Company Documents. Executive Position Years at MPB Years in Industry Rory G. Ritrievi President & Chief Executive Officer 14 37 Allison S. Johnson Sr. EVP / Chief Financial Officer 1 14 Justin T. Webb Sr. EVP /Chief Operating Officer 10 17 Scott W. Micklewright Sr. EVP / Chief Revenue Officer 14 17 Michael E. Salerno Sr. EVP / Managing Partner – MPB Financial Services 2 25 Joan Dickinson EVP / Chief Retail Officer 10 37 Heather Hall EVP / Market President 7 24 John Paul Livingston EVP / Chief Technology & Chief Information Officer 13 20 Joseph L. Paese, CFP EVP / Director of Trust & Wealth Management 7 38 Jordan Space EVP / Chief Corporate Development Officer 1 17 Matthew L. Miller First Sr. VP / Chief Marketing Officer 18 24 Zachary Miller First Sr. VP / Chief Risk Officer 7 14 Paul F. Spiegel First Sr. VP / Senior Operations Manager 12 37 Margaret E. Steinour First Sr. VP / Chief Administrative Officer 11 18 Average: 9.0 24.2

Highlights from 2022

Best Small Bank in Pennsylvania

Newsweek magazine evaluates thousands of FDIC-insured financial institutions annually on 50+ factors and named Mid Penn the Best Small Bank in Pennsylvania on their America's Best Banks list for 2023

29 BPS — Net Interest Margin Expansion[1] — 9% Increase

$410MM — Organic Loan Growth[2] — 13% Increase

10-Year Total Shareholder Return (TSR)

For the last 10 years, the Mid Penn TSR is 256%, while the NASDAQ Regional Bank Index (KRX) was up 152%. This substantiates Mid Penn as one of the better bank stock investments in any investor's portfolio.


KRX
152%
MPB
256%
0%
50%
100%
150%
200%
250%
300%

Acquisition Update

MID PENN BANCORP INC. / BRUNSWICK BANK AND TRUST EST. 1902

$382MM	$280MM
Total Assets	Total Deposits
11.3%	*25%*
TCE / TA	*NIB Deposits / Deposits*

- ✓ **Announced the acquisition of Brunswick Bancorp in December of 2022 with an aggregate deal value of $53.9 million. Expected to close in the second quarter of 2023.**
- ✓ **Provides entrance into highly attractive & strategically important Central New Jersey Markets.**
  - Natural expansion to Mid Penn's Southeastern PA growth plan
- ✓ **Continues Mid Penn's successful acquisition strategy**
  - Building market share, enhancing the core deposit profile and generating cost savings opportunities

Source: Company Documents. Note: MPB acquisition of BRBW data as of deal announcement date.

(1) For the year ended December 31, 2021 versus the year ended December 31, 2022.

(2) From December 31, 2021 to December 31, 2022. Organic loan growth is a non-GAAP measure; see Appendix.

MID PENN BANCORP

16

17 $23.31 $24.52 Q1'22 Q1'23 $3,514 $3,611 Q4'22 Q1'23 $4,498 $4,583 Q4'22 Q1'23 $3,778 $3,878 Q4'22 Q1'23 Franchise Profile as of March 31, 2023 Source: S&P Global Market Intelligence; Company Documents. Note: Financial information as of March 31, 2023. All growth rates are annualized and calculated from 2022Q4 – 2023Q1 unless otherwise stated. (1) Annualized linked quarter-over-quarter growth. (2) Non-GAAP measure; see Appendix for reconciliation.  Organic core loan growth (ex. PPP) just over 11% in 2023Q1  Deposit growth just under 11% in 2023Q1  Successful first quarter with organic loan growth and strong deposit growth despite the failure of Silicon Valley Bank of California, Signature Bank of New York, and the collapse of First Republic Bank of San Francisco. Assets Loans Deposits $4.6 B $3.6 B $3.9 B Branch Map MPB (43) Q4’22 vs. Q1’23 Assets ($M) Loans ($M) Deposits ($M) Q1’22 – Q1’23 TBV Growth (1) (1) (2)

18 Franchise Snapshot: Corporate Structure Source: Company Documents. (1) MPB Management is a future potential business line currently in planning stages. Mid Penn Bancorp, Inc. Mid Penn Bank  Consumer Banking  Commercial Banking  Trust and Wealth Management Services  Retail Brokerage  Private Banking  Residential Lending MPB Financial Services MPB Wealth MPB Risk MPB Management 1  High / Ultra- High-Net Worth Comprehensive Investment & Wealth Management  Property & Casualty  Accident & Health  Life  Disability  Employee Benefits  Tax Advisory  Family Office  Philanthropic Management MPB Launchpad  Early-stage Technology Investments  Fintech & Depository convergence

19 0.00% 0.02% MPB Peer Median 24.0% 15.2% MPB Peer Median 5.2% 0.5% MPB Peer Median 5.2% 11.8% MPB Peer Median Well-Positioned in a Challenging Environment AFS Securities / Total AssetsQ/Q TBV Growth Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of 2023 Q1 unless otherwise stated. MRQ = Most recent quarter. LTM = Last twelve months. (1) Includes nationwide major exchange-traded banks and thrifts with most recent quarter total assets between $1 and $5 billion. (2) Excludes banks from the peer group that completed M&A from 3/31/2022 – 3/31/2023. LTM Organic Loan Growth (ex. PPP and acquired loans)LTM Net Charge-offs / Avg. Loans MPB Rank: 69th Percentile MPB Rank: 78th Percentile MPB Rank: 76th Percentile (1) (1) (1,2) (1) MPB Rank: 73rd Percentile

20 12.8% 16.2% 12.3% 12.7% 11.4% 4.0% 9.4% 10.4% 10.1% 8.1% 8.8% 8.2% 9.6% 5.6% 6.6% 6.1% 8.9% (0.1%) 6.1% 4.7% Current GAAP / Reg Cap Capital Position Source: S&P Global Market Intelligence. Note: Bank-level financial data as of the most recent quarter reported used. Adj. Assuming 100% Deduction for AOCI + HTM Securities TRBC Ratio TCE / TA Tier 1 Leverage 8.9% 1.7% 6.5% 6.6%

21 133% 116% 0% 20% 40% 60% 80% 100% 120% 140% MPB National Peers 531% 162% 0% 100% 200% 300% 400% 500% 600% MPB National Peers Long History of Enhancing Shareholder Value Compound Tangible Book Value per Share + Dividends (Non-GAAP) Growth Source: S&P Global Market Intelligence. Note: National Peers include 131 nationwide banks with between $1-5B of Total Assets as of March 31, 2023. Note: CAGR is calculated from 2013Q1 through 2023Q1. Total Asset Growth Franchise Growth & Expansion With Superior Value Creation Compound TBV + Dividends CAGR MPB National Peers 1 Year 7% 3% 5 Yeaer 8% 7% 10 Year 9% 8% Total Assets CAGR MPB National Peers 1 Year (2%) 6% 5 Year 27% 11% 10 Year 20% 10% CAGR’s calculated through to 2023Q1

22 2016 2017 2018 2019 2020 2021 2022 May '23 MidPenn Bancorp, Inc. 54% 120% 55% 100% 58% 136% 129% 55% Proxy Peer Group(1) 49% 47% 35% 61% 18% 74% 64% 21% KRX Index 45% 46% 26% 56% 24% 69% 61% 15% Return to Shareholders Since 2016 Total Return Performance Source: S&P Global Market Intelligence. Note: Market data as of 5/5/2023. (1) Proxy peers are a custom Mid-Atlantic peer group disclosed in the 2023 Proxy; includes: ACNB, AROW, CARE, CATC, CCNE, CHCO, CNOB, CZNC, EBTC, FCF, FISI, FLIC, FRST, ORRF, PFIS, PGC, SMMF, STBA, TMP, and UVSP (Lakeland Bancorp, Inc. excluded after PFS acquisition) (Republic First Bancorp, Inc. excluded after Avery Conner Capital Trust strategic investment). Total Return: $100 invested in Mid Penn Bancorp, Inc. Stock (NASDAQ: MPB) as of Dec 31, 2015, and held through May 5, 2023 returned a cumulative 55%. Comparatively, the KRX (KBW Nasdaq Regional Bank Index) averaged a lower cumulative return of 15% for the same period and MPB’s proxy peer group averaged a higher cumulative return of 21% for the same period. (1) 55% 21% 15% (20%) 0% 20% 40% 60% 80% 100% 120% 140% 160% MPB Proxy Peers KRX

23 Strategic Initiatives Going Forward Source: Company Documents. Core Customer Loan & Deposit Production • Focus and attention on core deposit generation in this volatile market • Maintain strong loan pipeline with attractive yields and low credit risk • Attract and retain high quality commercial lenders and deposit specialists Continued Development in All Areas of Mid Penn’s Footprint • Continued dominance of core markets throughout Central PA • Continued successful growth of the Southeastern PA franchise with keen focus on capturing market share from recent M&A activity • New focus on developing new markets acquired through Brunswick (Middlesex, Monmouth) and further penetration into the New Jersey Market Fee Income Growth • Generate 20-25% of revenues from fee income sources (intermediate goal) • Continue development of wealth management and insurance business • Capitalize on growth markets within the New Jersey market with the acquisition of Brunswick Expense Rationalization & Achievement of Further Operating Leverage • Brunswick integration complete with cost synergies to be completed in 2023 • Continue to evaluate legacy Mid Penn branch network for opportunities to increase efficiencies • Maintain a 55-65% efficiency ratio and continue to drive to 1%+ ROA Opportunistic M&A • Continuously evaluating opportunities to engage in strategic M&A of bank and nonbank businesses • Leverage our disciplined approach and extensive due diligence & integration experience • Focused on acquiring franchises with granular, low-cost core deposit bases

24 DRAFT 04.07.2021 MID PENN BANCORP, INC. Annual Meeting of Shareholders May 9, 2023

25 Appendix

26 $0.70 $0.79 $0.77 $0.84 $0.80 $0.80 2018 2019 2020 2021 2022 Q1'23 $1.48 $2.09 $3.10 $2.71 $3.44 $2.80 2018 2019 2020 2021 2022 Q1'23 Earnings Per Share and Dividends Source: S&P Global Market Intelligence, Company Documents. (1) Q1’23 data annualized. Earnings Per Share (Diluted) Cash Dividends Per Share Paid Declared Dividend: On April 26, 2023, the Board of Directors of Mid Penn Bancorp, Inc. announced the declaration of a dividend of $0.20 per common share payable on May 22, 2023 to shareholders of record as of May 10, 2023. (1)(1)

27 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s) As of December 31, As of March 31, 2017 2018 2019 2020 2021 2022 2023 Total Common Equity $75,703 $223,209 $237,874 $255,688 $490,076 $512,099 $510,793 Goodwill 3,918 62,840 62,840 62,840 113,835 114,231 114,231 Other Intangibles 434 7,221 5,758 4,360 9,436 7,260 6,916 Less: Total Intangible Assets 4,352 70,061 68,598 67,200 123,271 121,491 121,147 Tangible Common Equity $71,351 $153,148 $169,276 $188,488 $366,805 $390,608 $389,646 Total Assets $1,170,354 $2,077,981 $2,231,175 $2,998,948 $4,689,425 $4,486,257 $4,583,465 Goodwill 3,918 62,840 62,840 62,840 113,835 114,231 114,231 Other Intangibles 434 7,221 5,758 4,360 9,436 7,260 6,916 Less: Total Intangible Assets 4,352 70,061 68,598 67,200 123,271 121,491 121,147 Tangible Assets $1,166,002 $2,007,920 $2,162,577 $2,931,748 $4,566,154 $4,364,766 $4,462,318 Tangible Common Equity / Tangible Assets 6.12% 7.63% 7.83% 6.43% 8.03% 8.95% 8.73% Tangible Book Value Per Share $16.82 $18.10 $19.96 $22.39 $22.99 $24.59 $24.52

28 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s) December 31, As of March 31, December 31, As of March 31, 2021 2022 2022 2023 Loans and Leases, net of unearned interest $3,104,396 $3,121,531 $3,514,119 $3,611,347 Less: PPP loans, net of deferred fees 111,286 34,124 2,600 1,752 Non-PPP core banking loans $2,993,110 $3,087,407 $3,511,519 $3,609,595 Allowance for loan and lease losses $14,597 $15,147 $18,957 $31,265 Ratio of allowance for loan losses to net loans at end of period 0.47% 0.49% 0.54% 0.87% Ratio of allowance for loan losses to non-ppp core banking loans at end of period 0.49% 0.49% 0.54% 0.87%